AMENDMENTS TO ASSET PURCHASE AGREEMENT

                                November 23, 1999

The following amendments dated November 23, 1999 are made to the Asset Purchase Agreement among Compu-Dawn, Inc., GPC Acquisition Corp., Global PC, Inc., Mark Bradlee and Brian Dougherty, dated July 30, 1999, as amended on September 24,
1999 and September 26,   1999.

_____________________________________________________________________
SECTION                   AMENDMENT
________________________________________________________________________

1.   Heading               Change "Kevin" Dougherty to "Brian" Dougherty.

2.   Section 2             Change paragraph to read "Seller is engaged in the business of
     Recitals, First       developing and marketing certain proprietary user interface and
     Paragraph             application computer and Internet software (the "Business"), including a Graphical Operating System called GEOS(R) ("GEOS(R)") which, together with user interface and application software is utilized in a low cost Internet and computing appliance (the "Global PC Device") and associated web portal ("Global PC Online")".

3.   Section 2.3.1         The following sentence is added at the end of the Section:
                           Additionally, the Purchaser or Compu-DAWN shall pay Seller an amount not to exceed the total tax liability amount set forth on
                           Schedule 3.9 plus $10,000 (the "Cash Purchase Price"), which proceeds shall be used by Seller only and specifically to satisfy the tax liabilities set forth on Schedule 3.9.

4.   Section 2.3.2(b)      Reference to delivery of Common Shares and/or Warrants at Closing shall be changed to delivery of Common Shares and/or Warrants within thirty (30) days after Closing.

5.   Section 2.3.2         A new Section 2.3.2(c) is added as follows:  2.3.2(c) the Cash Purchase
                           Price shall be delivered to the Seller at the Closing.

6.   Section 3.10.1        December Balance Sheet refers to December 1998 in all cases.

7.   Section 3.11 and      Insurance Schedule is complete, but policies have lapsed due to the
     Section 5.1(c)        length required to close the asset purchase agreement amendments.
                           Cancelled insurance policies and lapsed policies are listed in Schedule
                           3.11.

8.   Section 3.23(a)       Change the phrase "To the best of Sellers' and/or either Principal
                           Shareholder respective knowledge, Seller is in compliance" to "To the


                                        1

                           best of Seller's and/or either Principal Shareholder's respective knowledge, except as set forth in Schedule
                           3.9, Seller is in compliance".

9.       Section 5.1(i)             Change the opening phrase from "For as long as this Agreement shall remain in effect and until terminated in accordance with its terms" to
                                    "for as long as this Agreement and any amendments thereto shall remain in effect and until the earlier of (A) the closing of this
                                    Agreement as amended and as may be amended, or (B) it is terminated in accordance with its terms".

10.      Section 8.5                Change reference from "without limitation the GEOS(R) License
                                    Agreement" to "without limitation a new GEOS(R) License Agreement".

11.      Section 8.9                Change phrase from "Seller shall be satisfied with the amounts" to
                                    "Except as set forth in Schedule 3.9, Purchaser shall be satisfied with the amounts".

12.      Section 8.12               Paragraph should be changed to read "Seller shall have agreements with a sufficient number of its creditors such that its total trade and accounts payable and other liabilities can be liquidated by the amount approved by Compu-DAWN.

13.      Section 8.23               Paragraph should be changed to read:

                                    Escrow Agreement.  Seller and the Representative shall have executed and tendered to Compu-DAWN an escrow agreement (the "Escrow
                                    Agreement") in the form and substance reasonably acceptable to
                                    Compu-DAWN, Purchaser, Seller and the Principal Shareholders,
                                    providing for, among other things, that the Common Shares and
                                    Warrants of Compu-DAWN issuable to the Persons set forth on
                                    Schedule 8.23 on account of a portion of the Purchase Price as provided in Section 2.3.2(a) hereof, as provided for below (the "Escrow
                                    Securities"), will be placed in escrow with an escrow agent satisfactory to Compu-DAWN and held in accordance with the terms set forth below and shall be held as security for the indemnification obligations of the Principal Shareholders pursuant to Section 12.2.1 hereof for a period of eleven (11) months from the Closing Date.

14.      Section 10.1               Change the date September 30, 1999 (as amended to November 30,
                                    1999) to December 31, 1999.


                                        2

15.      Section 10.3 (b)           These sections are deleted (because the Closing Common Shares and
         and (c)                    Closing Warrants will be delivered within thirty (30) days after
                                    Closing).

16.      Section 10.3(e)            Replace the reference to "Schedule 10.3(e)" with "Schedule 9.7".

17.      Section 11.4               Paragraph should be changed to read:

                                    Board Position.  The Board of Directors of Compu-DAWN shall be comprised of seven (7) directors following the Closing.  The two (2)
                                    vacancies currently on the Board shall be filled  by Brian Dougherty and Mark Bradlee at the Closing.  Compu-DAWN will use best efforts to cause seat to be vacated by a current Compu-DAWN employee board member and cause such seat to be filled by a new qualified and valuable outside board member in the future which would thereafter make the composition of the board two Compu-DAWN employees, two former Global PC employees and three outside board members.

18.      Section 11.5(ii)(A)        For the purposes of this restrictive clause, a Competitive Business will be defined as any Business developing and/or selling a non
                                    Windows/Macintosh PC combined with Internet Portal connectivity that targets the home market.

                                    For the purposes of this restrictive clause and all other restrictive clauses in this Agreement, the definition of Competitive Business will exclude Wink Communications and PlanetWeb.  It was disclosed prior to the signing of the Letter of Intent that Brian Dougherty is currently on the Board of Directors and has active participation in both Wink
                                    Communications and PlanetWeb.

19.      Section 11.5(B)            Change restrictive period from "two (2) years" to "one (1) year".

20.      Section 11.7               Change the phrase "fund the pre-rollout market to "rollout market".

21.      Section 15.1               The term "Subscription Agreement" in this Section and where referenced throughout the Agreement is changed to "Subscription and
                                    Registration Rights Agreement".

22.      Section 16.7               Change Compu-DAWN address to read:
                                    333 North 1st Street, Suite 200
                                    Jacksonville, Florida  32250
                                    Attention:  Chairman of the Board
                                    Telecopier:  (904) 249-7599


                                        3

23.      New Article XVII           A new Article XVII is added to the Asset Purchase Agreement, which shall read in its entirety as follows:

                                    Registration Rights.  The Subscription and Registration Rights
                                    Agreements shall have the following provisions relating to registration of the Common Shares and Warrant Shares in, or substantially in, the form annexed hereto as Schedule 23.

24.      Schedule 2.3.2(a)(i)       Replace original Schedule 2.3.2(a)(i) with Schedule 2.3.2(i) dated Nov.
                                    23, 1999.

25.      Schedule 2.3.2(a)(ii)      Replace original Schedule 2.3.2(a)(ii) with Schedule 2.3.2(a)(ii) dated
                                    Nov. 23, 1999.

26.      Schedule 2.4.1             Replace original Schedule 2.4.1 with Schedule 2.4.1 dated Nov. 23, 1999.

27.      Schedule 3.1               Replace original Schedule 3.1 with Schedule 3.1 dated Nov. 23, 1999.

28.      Schedule 3.2               Replace original Schedule 3.2 with Schedule 3.2 dated Nov. 23, 1999.

29.      Schedule 3.3               Replace original Schedule 3.3 with Schedule 3.3 dated Nov. 23, 1999.

30.      Schedule 3.5               Replace original Schedule 3.5 with Schedule 3.5 dated Nov. 23, 1999.

31.      Schedule 3.6               Replace original Schedule 3.6 with Schedule 3.6 dated Nov. 23, 1999.

32.      Schedule 3.7               Replace original Schedule 3.7 with Schedule 3.7 dated Nov. 23,1999.

33.      Schedule 3.8               Replace original Schedule 3.8 with Schedule 3.8 dated Nov. 23, 1999.

34.      Schedule 3.9               Replace original Schedule 3.9 with Schedule 3.9 dated Nov. 23, 1999.

35.      Schedule 3.10.1            Replace original Schedule 3.10.1 with Schedule 3.10.1 dated Nov. 23,
                                    1999.

36.      Schedule 3.10.2            Replace original Schedule 3.10.2 with Schedule 3.10.2 dated Nov. 23,
                                    1999.

37.      Schedule 3.11              Replace original Schedule 3.11 with Schedule 3.11 dated Nov. 23,
                                    1999.




                                                           4

38.      Schedule 3.12              Replace original Schedule 3.12 with Schedule 3.12 dated Nov. 23,
                                    1999.

39.      Schedule 3.13              Replace original Schedule 3.13 with Schedule 3.13 dated Nov. 23,
                                    1999.

40.      Schedule 3.14              Replace original Schedule 3.14 with Schedule 3.14 dated Nov. 23,
                                    1999.

41.      Schedule 3.16              Replace original Schedule 3.16 with Schedule 3.16 dated Nov. 23,
                                    1999.

42.      Schedule 3.19              Replace original Schedule 3.19 with Schedule 3.19 dated Nov. 23,
                                    1999.

43.      Schedule 3.23              Replace original Schedule 3.23 with Schedule 3.23 dated Nov. 23,
                                    1999.

44.      Schedule 3.25              Replace original Schedule 3.25 with Schedule 3.25 dated Nov. 23,
                                    1999.

45.      Schedule 4.3               Replace original Schedule 4.3 with Schedule 4.3 dated Nov. 23, 1999.

46.      Schedule 8.11              Replace original Schedule 8.11 with Schedule 8.11 dated Nov. 23,
                                    1999.

47.      Schedule 8.23              Replace original Schedule 8.23 with Schedule 8.23 dated Nov. 23,
                                    1999.

48.      Schedule 9.7               Replace original Schedule 9.7 with Schedule 9.7 dated Nov. 23, 1999.

49.      Exhibit 2.3.1(a)           Replace original Exhibit 2.3.1(a) with revised Exhibit 2.3.1(a) (Form of
                                    Class A Warrant) attached hereto.

50.      Exhibit 2.3.1(b)           Replace original Exhibit 2.3.1(b) with revised Exhibit 2.3.1(b) (Form of
                                    Class B Warrant) attached hereto.

51.      Exhibit 2.3.1(c)           Replace original Exhibit 2.3.1(c) with revised Exhibit 2.3.1(c) (Form of
                                    Class C Warrant) attached hereto.

52.  All other terms of the Asset  Purchase  Agreement  as amended on  September
     24,1999 and September 26, 1999 shall remain and continue in full force and effect as amended hereby.



                                        5

     WITNESS the execution of these Amendments as of the date first above written.

                            COMPU-DAWN, INC.

                            By: /s/ Rudy C. Theale
                            ----------------------

                            GPC ACQUISITION CORP.

                            By: /s/ Rudy C. Theale
                            ----------------------

                            GLOBAL P.C.

                            By: /s/ Mark Bradlee
                            --------------------


                            /s/ Mark Bradlee
                            ----------------
                            MARK BRADLEE


                            /s/ Brian Dougherty
                            -------------------
                            BRIAN DOUGHERTY




                                        6

                     AMENDMENTS TO ASSET PURCHASE AGREEMENTS
                                November 23, 1999
                                   SCHEDULE 23

         5.1      Registration Rights

                  (a)      Compu-DAWN Obligations.

                  i.       Registration.

                    A. If at any time after the date hereof Compu-DAWN shall file with the Securities and Exchange Commission (the "SEC") a registration statement (a "Piggy-back Registration Statement") under the Securities Act relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), Compu-DAWN shall send to the Subscribers written notice of such determination and, if within fifteen (15) days after the date of such notice, any Subscriber shall so request in writing, Compu-DAWN shall include in such Piggy-Back Registration Statement all or any part of the Common Shares and/or Warrant Shares (collectively the "Registrable Securities") such Subscriber requests to be registered, except that if, in connection with any underwritten public offering, the managing underwriter(s) thereof shall impose a limitation on the number of Registrable Securities which may be included in the Piggy-Back Registration Statement (the "Underwriter Cutback") because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then Compu-DAWN shall be obligated to include in such Piggy-Back Registration Statement only such limited portion of the as the underwriter shall permit (limited to zero if necessary).

                    B. The provisions of Section 5.1(a)(i)(a) notwithstanding, if Compu- DAWN has not previously filed one or more Piggy-back Registration Statements covering the resale of all of the Registrable Securities then, if (I) Compu-DAWN receives a request from Subscribers who are holders of at least 100,000 Registrable Securities, or
                         (II) if all the Subscribers hold in the aggregate less than 199,999 Registrable Securities, Compu-DAWN receives a request from Subscribers who are holders of a majority of the Registrable Securities, Compu-DAWN


                                        7

                         shall on no  more  than  two  (2)  occassions  in  each
                         calendar   year,  commencing on May 15, 2000,  prepare
                         and file with the SEC a registration statement (a "Mandatory Registration Statement" and singly and collectively with any Piggyback Registration Statement(s) sometimes referred to as the "Registration Statement") covering the resale of the Registrable Securities. The Company may register the resale of any other of its securities on any such Mandatory Registration Statement. The Company shall use reasonable best efforts to cause the Mandatory Registration Statement to become effective as soon as is practicable after the filing thereof, but in no event later than the one hundredth and twentieth (120th) day following the date of the filing thereof, provided however, that in no event shall Compu-DAWN be required to file a Mandatory Registration Statement if it is undertaking an underwritten public offering which has not closed, and in such case, the date that
                         Compu-DAWN is required to file the Mandatory Registration Statement hereunder shall be extended until the thirtieth (30th) day after the underwritten offering is closed and the distribution of the securities in such underwritten public offering is complete.

                    C. If an offering in connection with which an Subscriber is entitled to registration under this Section 5.1(a)(i) is an underwritten offering, then such Subscriber shall, unless otherwise agreed by Compu-DAWN, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of the Subscription and Registration Rights Agreement relating to the applicable Subscriber, on the same terms and conditions as other like securities included in such underwritten offering.

               ii.  Amendments   and   Supplements;    Maintain   Effectiveness.
                    Compu-DAWN shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times for a period of six (6) months following the effective date thereof (the "Registration Period"), except during any Disclosure Delay Period (as defined in Section 5.1(a)(iii), and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Subscriber who is the holder thereof (for the purposes of this Section 5 each a "Holder") as set forth in the Registration Statement.

               iii. Disclosure  Delay  Period.  If,  at any  time  prior  to the expiration of the


                                        8

                    Registration Period, in the good faith reasonable judgment of Compu-DAWN's Board of Directors, the disposition of Registrable Securities would require the premature disclosure of material non-public information which may reasonably be expected to have an adverse effect on Compu-DAWN, then Compu-DAWN shall not be required to maintain the effectiveness of or amend or supplement the Registration Statement for a period (a "Disclosure Delay Period") expiring upon the earlier to occur of (A) the date on which such material information is disclosed to the public or ceases to be material or (B) subject to Section 5.1(a)(iv) hereof, up to sixty (60) calendar days after the date on which Compu-DAWN provides a notice to the Holders under Section 5.1(a)(iv) hereof stating that the failure to disclose such non-public information causes the prospectus included in the Registration Statement, as then in effect, to include an untrue statement of a material fact or to omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

               iv. Notice of Disclosure Delay Period. Compu-DAWN will give prompt written notice, to each Holder of each Disclosure Delay Period. Each Holder agrees that, upon receipt of such notice prior to such Holder's disposition of all such Registrable Securities will forthwith discontinue disposition of such Registrable Securities pursuant to the Registration Statement, and will not deliver any prospectus forming a part thereof in connection with any sale of such Registrable Securities until the expiration of such Disclosure Delay Period. Notwithstanding anything in this
                    Section 5.1 to the contrary, there shall not be more than an aggregate of One Hundred Twenty (120) calendar days in any twelve (12) month period during which Compu-DAWN is in a Disclosure Delay Period.

               v. Copies of Filings and Correspondence. Compu-DAWN shall furnish to Holder (A) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by Compu-DAWN, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and each item of correspondence from the SEC or the staff of the SEC which comments upon or requests information relating to such Holder and/or the Registrable Securities (including, without limitation, the resale and plan of distribution
                    hereof),   in  each  case  relating  to  such   Registration
                    Statement  (other than any portion,  if any,  thereof  which contains information for which Compu-DAWN has sought confidential treatment), (B) on the date of effectiveness of the Registration Statement or any amendment thereto, a notice stating that the Registration Statement or amendment has been declared effective, and (C) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Holder may reasonably


                                        9

                    request in order to facilitate the disposition of the Common Shares by Holder.

               vi. Blue Sky. Compu-DAWN shall use its best efforts to (A) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as Holders of a majority of the Registrable Securities reasonably request, (B) prepare and file in those jurisdictions such amendments (including post- effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (C) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (D) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that Compu-DAWN shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5.1(a)(vi), (B) subject itself to general taxation in any such jurisdiction, (C) file a general consent to service of process in any such jurisdiction, (D) provide any undertakings that cause Compu-DAWN undue expense or burden, or (E) make any change in its charter or bylaws, which in each case the Board of Directors of Compu-DAWN determines to be contrary to the best interests of Compu-DAWN and its stockholders.

               vii. Events  Affecting  Prospectus.  As promptly  as  practicable after becoming aware of such event, Compu-DAWN shall notify the Holders of the happening of any event, of which
                    Compu-DAWN has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and if such Registration Statement is supplemented or amended to correct such untrue statement or omission, to deliver such number as such Holders may reasonably request.

               viii.Notification of Amendment or Supplement.  Compu-DAWN  shall, as promptly as practical after becoming aware of such event described in Section 5.1(vii), notify the Holders of the issuance of such order and the resolution thereof (and if such Registration Statement is supplemented or amended, deliver such number of copies of such supplement or amendment to such Holders as they may reasonably request).

               ix. Review by Holders' Counsel. Compu-DAWN shall permit a single firm of counsel designated by the Holders holding a majority of the Registrable Securities to review the Registration Statement and all amendments and


                                       10

                    supplements thereto a reasonable period of time prior to their filing with the SEC.

               x. Holders' Due Diligence; Confidentiality of Compu-DAWN Information. Compu-DAWN shall make available for inspection by (A) the Holders, (B) one firm of attorneys and one firm of accountants or other agents retained by the Holders holding a majority of the Registrable Securities (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of Compu-DAWN (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause Compu- DAWN's officers, directors and employees to supply all information which the Holders holding a majority of the Registrable Securities may reasonably  request  for  purposes  of such  due  diligence;
                    provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to the Holders) of any record or other information which Compu-DAWN determines in good faith to be confidential, and of which determination the Inspector so notified, unless (A) the disclosure of such records is necessary to avoid or correct a misstatement or omission in any Registration Statement,
                    (B) the release of such records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (C) the information in such records has been made generally available to the public other than by disclosure in violation of this or any other agreement. Compu- DAWN shall not be required to disclose any confidential information in such records to any Inspector until and unless such Inspector shall have entered into a confidentiality agreements with Compu-DAWN with respect thereto, substantially in the form of this Section 5.1(a)(x). ATS agrees that it shall, upon learning that disclosure of such records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to Compu-DAWN and allow Compu-DAWN, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the records deemed confidential. Nothing herein shall be deemed to limit the Holder's ability to sell Common Shares in a manner which is otherwise consistent with applicable laws and regulations.

               xi. Confidentiality of the Holder's Information. Compu-DAWN shall hold in confidence and not make any disclosure of information concerning any Holder provided to Compu-DAWN unless (A) disclosure of such information is necessary to comply with federal or state securities laws, (B) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (C) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (D) such information has been made generally


                                       11

                    available  to  the  public  other  than  by   disclosure  in
                    violation of this or any other agreement, or (E) the applicable Holder consents to the form and content of any such disclosure. Compu-DAWN agrees that it shall, upon learning that disclosure of such information concerning such holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Holder prior to making such disclosure, and allow such Holder, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

               xii. Compliance  with  Laws.  Compu-DAWN  shall  comply  with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC.)

               (b) Obligations of the Holders. In connection with a registration of the Registable Securities the Holders shall have the following obligations:

          i. Holder's Information. It shall be a condition precedent to the obligations of Compu-DAWN to complete the registration pursuant to Section 5.1 that each Holder shall furnish to Compu-DAWN such information regarding itself, the Registrable Securities and the intended method of disposition of the as shall be required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as Compu- DAWN may reasonably request. At least five (5) business days prior to the first anticipated filing date of the Registration Statement, Compu-DAWN shall notify the Holders of the information Compu-DAWN requires from the Holders.

          ii. Cooperation. Each Holder agrees to cooperate with Compu-DAWN as requested by Compu-DAWN in connection with the preparation and filing of the Registration Statement hereunder, unless such Holder does not include any of his, hers or its Registrable Securities in the Registration Statement.

          iii. Underwritten Offering. In the event a Holder determines to engage the services of an underwriter, such Holder agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities.



                                       12

          iv No Disposition of Registable Securities. Each Holder agrees that, upon receipt of any notice from Compu-DAWN of the happening of any event of the kind described in Sections 5.1(a)(vii) or 5.1(a)(viii), such Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering the resale of such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Sections 5.1(a)(vii) or 5.1(a)(viii) and, if so directed by Compu-DAWN, each Holder shall deliver to Compu-DAWN or destroy (and deliver to Compu-DAWN a certificate of destruction) all copies in such Holder's possession, of the prospectus covering such Common Shares current at the time of receipt of such notice.

          v. Method of Underwritten Distribution. Each Holder may not participate in any underwritten distribution of the Common Shares unless such Holder (A) agrees to sell the Common Shares on the basis provided in any underwriting arrangements in usual and customary form entered into by Compu-DAWN, (B) completes, in a manner reasonably acceptable to Compu-DAWN, and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (C) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by Compu-DAWN pursuant to Section 5.1(c) below.

               (c) Expenses of Registration. All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications, relating to two (2)
          Registration Statements pursuant to Section 5.1, except that if a portion of ATS Shares are not permitted to be included in two (2)
          Registration Statements by an underwriter as provided in Section 5.1(a)(i), then relating to the least number of Registration
          Statements which will cover the resale of all the Registrable Securities, including all registration, listing and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for Compu-DAWN hereof, shall be borne by Compu-DAWN.

               (d) Indemnification. In the event any Registrable Securities are included for resale in a Registration Statement under this Agreement:

          i. Compu-DAWN Indemnification. To the extent permitted by law, Compu- DAWN will indemnify, hold harmless and defend (A) the Holder and (B) the directors, officers, partners, members, employees, agents and each person who controls any non-individual holder within the meaning of Section 15 of the Securities Act or
               Section 20 of the Exchange Act, if any, (each, an "Indemnified Person"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether


                                       13

               commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon: (A) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (B) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if Compu-DAWN files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or
               (C) any violation or alleged violation by Compu-DAWN of the Securities Act, the Exchange Act, any other applicable securities law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Common Shares (the matters in the foregoing clauses (A) through (C) being, collectively, "Violations"). Subject to the restrictions set forth in Section 5.1(d)(iii) with respect to the number of legal counsel, Compu-DAWN shall reimburse the Holder and each other Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 5.1(d)(i): (A) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to Compu-DAWN by such Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto; (B) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of Compu-DAWN; and (C) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by Compu-DAWN pursuant to Section 5.1(a)(v) hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Holder.



                                       14

          ii. Holder's Indemnification. In connection with any Registration Statement in which the Holder is participating, each Holder agrees to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 5.1(d)(i), Compu-DAWN, each of its directors, each of its officers who signs the Registration Statement, its employees, agents and each person, if any, who controls Compu-DAWN within the meaning of
               Section 15 of the Securities Act or Section 20 of the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to Compu- DAWN by such Holder expressly for use in connection with such Registration Statement, and subject to
               Section 5.1(d)(iii), such Holder will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 5.1(d)(ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by such Holder.

          iii. Procedure. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 5.1(d) of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to made against any indemnifying party under this Section 5.1(d), deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that such indemnifying party shall not be entitled to assume such defense and an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between


                                       15

               such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action include both the Indemnified Person or the Indemnified Party and the indemnifying party and any such Indemnified Person or Indemnified Party reasonably determines that there may be legal defenses available to such Indemnified Person or Indemnified Party which are different from or in addition to those available to such indemnifying party. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by such Holder, if such Holder or any Indemnified Person is entitled to indemnification hereunder, or by Compu-DAWN, if Compu-DAWN or an Indemnified Party is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 5.1(d), except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this
               Section 5.1(d) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

               (e) Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 5.1(d) to the fullest extent permitted by law; provided, however, that no contribution shall be made under circumstances where the indemnifying party would not have been liable for indemnification under the fault standards set forth in Section 5.1(d).

               (f) Exemption from Registration. The provisions of Section 5.1(a)
          through (e) notwithstanding, Compu-DAWN shall have no obligation to register the resale of the Common Shares to the extent the Common Shares may be resold without registration without violating Section 5 of the Securities Act pursuant to Rule 144 promulgated thereunder or any other exemption or exception from registration under the Securities Act.



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